UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2025

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS

On June 27, 2025, Helmerich & Payne, Inc. (the “Company”) extended its offer to exchange (the “Exchange Offer”) (i) up to $350,000,000 aggregate principal amount of 4.650% Senior Notes due 2027 (the “New 2027 Notes”), (ii) up to $350,000,000 aggregate principal amount of 4.850% Senior Notes due 2029 (the “New 2029 Notes”), and (iii) up to $550,000,000 aggregate principal amount of 5.500% Senior Notes due 2034 (together with the New 2027 Notes and the New 2029 Notes, the “New Notes”) that have, in each case, been registered under the Securities Act of 1933, as amended, in exchange for (i) $350,000,000 aggregate principal amount of 4.650% Senior Notes due 2027 (the “Old 2027 Notes”), (ii) $350,000,000 aggregate principal amount of 4.850% Senior Notes due 2029 (the “Old 2029 Notes”), and (iii) $550,000,000 aggregate principal amount of 5.500% Senior Notes due 2034 (the “Old 2034 Notes” and together with the Old 2027 Notes and the Old 2029 Notes, the “Old Notes”) that are, in each case, outstanding and unregistered. All other terms of the Exchange Offer, as described in the prospectus dated May 28, 2025, remain unchanged.

The Exchange Offer, which was previously scheduled to expire at 5:00 p.m., New York City time, on June 26, 2025, will now expire at 5:00 p.m., New York City time, on July 10, 2025, unless earlier terminated or extended by the Company. The Exchange Offer is being extended to provide holders of the Old Notes who have not yet tendered their notes for exchange additional time to do so.

As of 5:00 p.m., New York City time, on June 26, 2025, which was the previous expiration date for the Exchange Offer, the aggregate principal amount of the Old Notes validly tendered and not validly withdrawn, as advised by Computershare Trust Company, N.A., the exchange agent for the Exchange Offer, was as set forth in the table below:

Security	CUSIP Number	Aggregate Principal Amount Outstanding	Aggregate Principal Amount Tendered	Approximate Percentage of Notes Tendered
Old 2027 Notes	144A: 423452AH4 Reg. S: U4234PAC5	$350,000,000	$349,697,000	99.913%
Old 2029 Notes	144A: 423452AJ0 Reg. S: U4234PAD3	$350,000,000	$329,937,000	94.268%
Old 2034 Notes	144A: 423452AK7 Reg. S: U4234PAE1	$550,000,000	$549,191,000	99.853%

This Current Report on Form 8-K does not constitute an offer to exchange or a solicitation of an offer to exchange the Old Notes for the New Notes. The Exchange Offer is being made only pursuant to the Company’s prospectus, dated May 28, 2025, which forms a part of the Registration Statement on Form S-4 filed with the Securities and Exchange Commission (Registration No. 333-287331).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title: Date:	Corporate Secretary June 27, 2025